As filed with the Securities and Exchange Commission on 25 February 1999

                                              Registration No. 333-53477


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                   Post-Effective Amendment No. 1

                                TO

                             FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     (Exact Name of Registrant)

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 Market Street
                        St. Louis, MO  63101
    (Name and Address of principal executive office of depositor)

                    Matthew P. McCauley, Esquire
              General American Life Insurance Company
                         700 Market Street
                        St. Louis, MO  63101
         (Name and Address of Agent for Service of Process)


                              Copy to:

                      Stephen E. Roth, Esquire
                    Sutherland, Asbill & Brennan
                    1275 Pennsylvania Ave., N.W.
                     Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate space)


[   ]  immediately upon filing pursuant to paragraph (b), of
       Rule 485

[   ]  on (  ) pursuant to paragraph (b) of Rule 485

[   ]  60 days after filing pursuant to paragraph (a)(1) of
       Rule 485

[ X ]  on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485

[   ]  75 days after filing pursuant to paragraph (a)(2) of
       Rule 485

[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485

[   ]  this post-effective amendment designates a new
       effective date for a previously filed post-effective amendment

                 DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant will file the 24f-2 Notice for the fiscal year ended December 31, 1998 prior to 1 April 1999.

            RECONCILIATION AND TIE BETWEEN ITEMS
             IN FORM N-8B-2 AND THE PROSPECTUS


      Item No. of
      Form N-8B-2                   Caption in Prospectus
      -----------                   ---------------------

          1.             Cover Page
          2.             Cover Page
          3.             Not Applicable
          4.             Distribution of the Policies
          5.             The Company and the Separate Account
          6.             The Separate Account
          7.             Not Required
          8.             Not Required
          9.             Legal Proceedings
         10.             Summary; Policy Benefits; Policy Rights;
                          Charges and Deductions; General Matters;
                          Voting Rights
         11.             Summary; General American Capital Company
                         American Century Variable
                          Portfolios/J.P. Morgan Series Trust
                          II/Variable Insurance Products
                          Fund/Variable Insurance Products Fund
                          II/VanEck Worldwide Insurance Trust
         12.             Summary; The Company and the Separate
                          Account
         13.             Summary; Charges and Deductions
         14.             Summary; Payment and Allocation of
                          Premiums
         15.             Payment and Allocation of Premiums
         16.             Payment and Allocation of Premiums
         17.             Summary; Policy Rights; Payment and
                          Allocation of Premiums; Charges and
                          Deductions
         18.             Payment and Allocation of Premiums
         19.             General Matters; Voting Rights
         20.             Not Applicable
         21.             Policy Rights; General Matters
         22.             Not Applicable
         23.             Safekeeping of the Separate Account's
                          Assets
         24.             General Matters
         25.             The Company and the Separate Account
         26.             Not Applicable

      Item No. of
      Form N-8B-2           Caption in Prospectus
      -----------           ---------------------

          27.            The Company and the Separate Account
          28.            Management of the Company
          29.            The Company and the Separate Account
          30.            Not Applicable
          31.            Not Applicable
          32.            Not Applicable
          33.            Not Applicable
          34.            Not Applicable
          35.            The Company and the Separate Account
          36.            Not Required
          37.            Not Applicable
          38.            Summary; Distribution of the Policies
          39.            Summary; Distribution of the Policies
          40.            Distribution of the Policies
          41.(a)         The Company and the Separate Account;
                          Distribution of the Policies
             (b)         Not required
             (c)         Not required
          42.            Not Applicable
          43.            Not Applicable
          44.            Payment and Allocation of Premiums
          45.            Not Applicable
          46.            Policy Rights
          47.            Payment and Allocation of Premiums
          48.            Not Applicable
          49.            Not Applicable
          50.            The Separate Account
          51.            Cover Page; Summary; Policy Benefits;
                          Policy Rights; Payment and Allocation
                          of Premiums
          52.            The Company and the Separate Account
          53.            Federal Tax Matters
          54.            Not Applicable
          55.            Not Applicable
          56.            Not Required
          57.            Not Required
          58.            Not Required
          59.            Not Required

      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         ISSUED BY
          GENERAL AMERICAN LIFE INSURANCE COMPANY
                     700 MARKET STREET
                    ST. LOUIS, MO 63101
                       (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:

(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2) Policy Loans; and
(3) a death benefit payable at the Insured's death.

As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 13. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change.
The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most policies you may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.


It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this Prospectus carefully and keep it for future reference. The date of this Prospectus is May 1, 1999. The Policies are not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                   TABLE OF CONTENTS
                                                   Page
Summary
Definitions
The Company and the Separate Account
  The Company
  The Separate Account
  General American Capital Company
  Russell Insurance Funds
  American Century Variable Portfolios
  J.P. Morgan Series Trust II
  Variable Insurance Products Fund
  Variable Insurance Products Fund II
  Van Eck Worldwide Insurance Trust
Addition, Deletion, or Substitution of Investments
Policy Benefits
  Death Benefit
  Cash Value
Policy Rights
  Loans
  Surrender, Partial Withdrawals and Pro Rata
    Surrender
  Transfers
  Portfolio Rebalancing
  Dollar Cost Averaging
  Right to Examine Policy
  Death Benefit at Attained Age 100
Payment and Allocation of Premiums
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Charges and Deductions
  Premium Expense Charges
  Monthly Deduction
  Contingent Deferred Sales Charge
  Separate Account Charges
Dividends
The General Account
General Matters
Distribution of the Policies
Federal Tax Matters
Unisex Requirements Under Montana Law
Safekeeping of the Separate Account's Assets
Voting Rights
State Regulation of the Company
Management of the Company
Legal Matters
Legal Proceedings
Experts
Additional Information
Financial Statements
Appendix A - Illustration of Death Benefits and Cash Values

                          SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:

     1.   twenty days after you receive the policy or
     2.   forty-five days after you signed the application.

In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, available in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:

------------------------------------------------------------------------------------------------
-------
INVESTMENT COMPANY                                         INVESTMENT MANAGER/ADVISER
------------------------------------------------------------------------------------------------
-------
General American Capital Company                           Conning Asset Management Company
------------------------------------------------------------------------------------------------
-------
Russell Insurance Funds                                    Frank Russell Investment Management
Company
------------------------------------------------------------------------------------------------
-------
American Century Variable Portfolios                       American Century Investment
Management, Inc.
------------------------------------------------------------------------------------------------
-------
J.P. Morgan Series Trust II                                J.P. Morgan Investment Management,
Inc.
------------------------------------------------------------------------------------------------
-------
Fidelity Investments Variable Insurance Products Fund      Fidelity Management & Research
Company
------------------------------------------------------------------------------------------------
-------
Fidelity Investments Variable Insurance Products Fund II   Fidelity Management & Research
Company
------------------------------------------------------------------------------------------------
-------
Van Eck Worldwide Insurance Trust                          Van Eck Associates Corporation
------------------------------------------------------------------------------------------------
-------

These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.

------------------------------------------------------------------------------------------------
--------------------------------
   INVESTMENT                   FUND                INVESTMENT
OBJECTIVE
   ----------                   ----                ----------
---------
    MANAGER                     NAME                   TYPE
    -------                     ----                   ----
------------------------------------------------------------------------------------------------
--------------------------------
      Conning                                                                  To achieve a rate
of return that parallels the
  Asset Management        S&P 500 Index Fund      Growth & Income              return of the
stock market as a whole, as
      Company                                                                  represented by
the Standard and Poor's 500 Stock
                                                                               Index.
------------------------------------------------------------------------------------------------
--------------------------------
      Conning                                                                  To obtain the
highest level of current income
  Asset Management        Money Market Fund        Money Market                consistent with
the preservation of capital and
      Company                                                                  maintenance of
liquidity.
------------------------------------------------------------------------------------------------
--------------------------------
      Conning                                                                  To provide a rate
of return that reflects the
  Asset Management         Bond Index Fund        Corporate Bonds              performance of
the bond market as a whole, as
      Company                                                                  measured by the
Lehman Brothers

Government/Corporate Bond Index.
------------------------------------------------------------------------------------------------
--------------------------------
      Conning
  Asset Management      Asset Allocation Fund        Balanced                  To obtain a high
rate of long-term return,
      Company                                                                  composed of
capital growth and income.
------------------------------------------------------------------------------------------------
--------------------------------


                                       3


------------------------------------------------------------------------------------------------
--------------------------------
   INVESTMENT                   FUND                INVESTMENT
OBJECTIVE
   ----------                   ----                ----------
---------
    MANAGER                     NAME                   TYPE
    -------                     ----                   ----
------------------------------------------------------------------------------------------------
--------------------------------
      Conning
  Asset Management       Managed Equity Fund          Growth                   To obtain
long-term capital growth through
      Company                                                                  investment in
common stocks.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To obtain
investment results that parallel the
      Conning               International             Growth                   price and yield
performance of publicly-traded
  Asset Management            Index Fund        International Stock            common stocks in
the Morgan Stanley Capital
      Company                                                                  International,
Europe, Australia, and Far East
                                                                               Index ("EAFE
Index").
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To obtain
long-term capital appreciation through
      Conning                                                                  investment
primarily in common stocks of
  Asset Management       Mid-Cap Equity Fund          Growth                   U.S.-based,
publicly traded companies with medium
      Company                                                                  market
capitalization, defined as within the
                                                                               range of the S&P
Mid-Cap 400 at the time of the
                                                                               Fund's
investment.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To provide a high
rate of return through
      Conning                                                                  investment in the
common stock of small companies,
  Asset Management      Small-Cap Equity Fund    Aggressive Growth             making up, at one
time, the smallest 20% of
      Company                                                                  U.S.-based
companies on the New York Stock
                                                                               Exchange.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To seek capital
appreciation, normally through
Fidelity Management &      Growth Portfolio           Growth                   purchases of
common stocks, although its
  Research Company                                                             investments are
not restricted to any one type of
                                                                               security.
------------------------------------------------------------------------------------------------
--------------------------------
Fidelity Management &   Equity-Income Portfolio   Growth & Income             To seek reasonable
income by investing primarily
  Research Company                                                             in
income-producing equity securities.
------------------------------------------------------------------------------------------------
--------------------------------
Fidelity Management &     Overseas Portfolio          Growth:                  To seek long term
growth of capital primarily
  Research Company                              International Stock            though investment
in foreign securities.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To seek a high
total return with reduced risk over
Fidelity Management &   Asset Manager Portfolio      Balanced                  the long-term by
allocating its assets among
  Research Company                                                             domestic and
foreign stocks, bonds, and short-term
                                                                               fixed income
instruments.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To seek a high
level of current income by
Fidelity Management &   High Income Portfolio     High Yield Bond              investing
primarily in high yielding, lower-rated,
  Research Company                                                             fixed income
securities, while also considering
                                                                               growth of
capital.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To seek long-term
capital appreciation by
                                                                               investing in
equity and debt securities of
 Van Eck Associates         Worldwide Hard      Aggressive Growth:             companies engaged
in the exploration, development,
     Corporation             Assets Fund             Specialty                 production, and
distribution of gold and other
                                                                               natural resources
such as strategic and other
                                                                               metals, minerals,
forest products, oil, natural
                                                                               gas, and coal.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To obtain
long-term capital appreciation by
                                                                               investing in
equity securities in emerging markets
 Van Eck Associates       Worldwide Emerging    Aggressive Growth:             around the world.
The Fund emphasizes primarily
     Corporation             Markets Fund       International Stock            investment in
countries that, compared to the
                                                                               world's major
economies, exhibit relatively low
                                                                               gross national
product per capita, as well
------------------------------------------------------------------------------------------------
--------------------------------

                                       4

------------------------------------------------------------------------------------------------
--------------------------------
   INVESTMENT                   FUND                INVESTMENT
OBJECTIVE
   ----------                   ----                ----------
---------
    MANAGER                     NAME                   TYPE
    -------                     ----                   ----
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               as the potential
for rapid economic growth.
------------------------------------------------------------------------------------------------
--------------------------------
    Frank Russell
Investment Management    Multi-Style Equity       Growth & Income              To obtain income
and capital growth by investing
       Company                   Fund                                          principally in
equity securities.
------------------------------------------------------------------------------------------------
--------------------------------
    Frank Russell                                                              To provide
capital appreciation by assuming a
Investment Management     Aggressive Equity      Aggressive Growth             higher level of
volatility than is ordinarily
       Company                   Fund                                          expected from the
Multi-Style Equity Fund, by
                                                                               investing in
equity securities.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To achieve
favorable total return and additional
    Frank Russell                                     Growth:                  diversification
for United States investors by
Investment Management       Non-U.S. Fund       International Stocks           investing
primarily in equity and debt securities
       Company                                       and Bonds                 of non-United
States companies and non-United
                                                                               States
governments.
------------------------------------------------------------------------------------------------
--------------------------------
    Frank Russell                                                              To maximize total
return through capital
Investment Management       Core Bond Fund        Growth & Income              appreciation and
income by assuming a level of
       Company                                                                 volatility
consistent with the broad fixed-income
                                                                               market, by
investing in fixed-income securities.
------------------------------------------------------------------------------------------------
--------------------------------
J.P. Morgan Investment                                                         To provide a high
total return consistent with
   Management, Inc.         Bond Portfolio        Growth & Income              moderate risk of
capital and maintenance of
                                                                               liquidity.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To provide high
total return from a portfolio of
                                                                               equity securities
of small companies.  The Fund
J.P. Morgan Investment      Small Company        Aggressive Growth             invests at least
65% of the value of its total
   Management, Inc.           Portfolio                                        assets in the
common stock of small U.S. companies
                                                                               primarily with
market capitalizations less than $1
                                                                               billion.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To attain
long-term growth of capital as well as
   American Century                                                            current income.
The fund pursues a total return
      Investment         Income & Growth Fund     Growth & Income              and dividend
yield that exceeds those of the S&P
   Management, Inc.                                                            500 by investing
in stocks of companies with
                                                                               strong dividend
growth potential.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To obtain capital
growth over time by investing in
                                                                               common stocks of
foreign companies considered to
   American Century                                                            have
better-than-average prospects for
      Investment          International Fund    Aggressive Growth:             appreciation.
Because this fund invests in
   Management, Inc.                             International Stock            foreign
securities, a higher degree of short-term
                                                                               price volatility,
or risk, is expected due to
                                                                               factors such as
currency fluctuation and political
                                                                               instability.
------------------------------------------------------------------------------------------------
--------------------------------
                                                                               To attain
long-term capital growth, with income as
   American Century                                                            a secondary
objective.  The Fund invests primarily
      Investment              Value Fund              Growth                   in equity
securities of well-established companies
   Management, Inc.                                                            that are believed
by management to be undervalued
                                                                               at the time of
purchase.
------------------------------------------------------------------------------------------------
--------------------------------

You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. We don't charge you for the first twelve transfers or withdrawals in a policy year, but we charge a $25 fee for each transfer or withdrawal after the first twelve. (A policy year is measured beginning on the anniversary of the date that the policy was issued, and ending on the day before the next anniversary.)

We have the right change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges. We guarantee that this part of the deduction will never exceed the following amounts:

* in the first policy year, 15% of the amount you pay up to the target premium and 5% of the amount you pay above the target premium. (The amount of the target premium varies by age and risk class, and is shown in your policy.)
* in the 2nd through 10th Policy Years, 5% of the actual premium you pay;
* in the 11th Policy Year and later, 2% of the actual premium you pay.

For policies issued in the state of Oregon we deduct an additional 2% of actual premium paid in all policy years.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct from your premium payment the amount required to pay these taxes and charges. We deduct 1.3% of each premium payment to pay the Federal charge. The amount we deduct to pay the state and territory charges varies by state. It ranges from 0% to 4%, with an average of about 2.1%.

If the tax rates change, we may change the amount of the deduction to cover the new charge. (See Charges and Deductions - Premium Expense Charges.)

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 45% of the target premium if you surrender the policy or let it lapse during the first five policy years. After that the amount of the surrender charge goes down each month. After the 10th policy year there is no charge.

There is a table in your policy that shows the amount of the target premium and the percentage of the surrender charge for each month.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $25 each month for the first policy year, and $6 each month after the first policy year. We will deduct the charge from your cash value each month.

SELECTION AND ISSUE EXPENSE CHARGE. This charge allows us to recover part of the commissions and other costs of issuing your policy. We determine the amount of the charge based on the size of your policy and on the age, sex, and risk class of the person insured under the policy.

The charge ranges from about 4 cents per $1,000 of Face Amount to about 65 cents per $1,000. We deduct the charge from your cash value each month for the first ten policy years. If you increase the face amount of your policy, there is a new charge associated with that increase until it has been in effect for ten policy years.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:

     Policy years 1-10        .55% of net separate account assets
     Policy years 11-20       .45% of net separate account assets
     Policy years 21+         .35% of net separate account Assets

(See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

-----------------------------------------------------------------------------------

                        ANNUAL FUND OPERATING EXPENSES <F1>
                       As a Percentage of Average Net Assets

-----------------------------------------------------------------------------------
                                         INVESTMENT
            FUND                         ADVISORY /   OTHER EXPENSES      TOTAL
                                         MANAGEMENT
                                            FEE
-----------------------------------------------------------------------------------
                         GENERAL AMERICAN CAPITAL COMPANY
-----------------------------------------------------------------------------------
S&P 500 Index Fund                          .25%           .05%           .30%
-----------------------------------------------------------------------------------
Money Market Fund                           .125%          .08%           .205%
-----------------------------------------------------------------------------------
Bond Index Fund                             .25%           .05%           .30%
-----------------------------------------------------------------------------------
Managed Equity Fund                         .40% <F2>      .10%           .50%
-----------------------------------------------------------------------------------
Asset Allocation Fund                       .50%           .10%           .60%
-----------------------------------------------------------------------------------
International Index Fund                    .50% <F3>      .30%           .80%
-----------------------------------------------------------------------------------
Mid-Cap Equity Fund                         .55% <F4>      .10%           .65%
-----------------------------------------------------------------------------------
Small-Cap Equity Fund                       .25%           .05%           .30%
-----------------------------------------------------------------------------------
                              RUSSELL INSURANCE FUNDS
 (Amounts shown are after fee waivers and expense reimbursements described below.)
-----------------------------------------------------------------------------------
Multi-Style Equity Fund                     .09% <F5>      .83%           .92% <F5>
-----------------------------------------------------------------------------------
Aggressive Equity Fund                      .00% <F6>     1.25%          1.25% <F6>
-----------------------------------------------------------------------------------
Non-U.S. Fund                               .00% <F7>     1.30%          1.30% <F7>
-----------------------------------------------------------------------------------
Core Bond Fund                              .00% <F8>      .80%           .80% <F8>
-----------------------------------------------------------------------------------
                        AMERICAN CENTURY VARIABLE PORTFOLIOS
-----------------------------------------------------------------------------------
Income & Growth Fund                        .70%           .00%           .70%
-----------------------------------------------------------------------------------
International Fund                         1.50%           .00%          1.50%
-----------------------------------------------------------------------------------
Value Fund                                 1.00%           .00%          1.00%
-----------------------------------------------------------------------------------
                            J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------
Bond Portfolio                              .30%           .45%           .75%
-----------------------------------------------------------------------------------
Small Company Portfolio                     .60%           .55%          1.15%
-----------------------------------------------------------------------------------

                         VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------
Equity-Income Portfolio                     .50%           .08%           .58%
-----------------------------------------------------------------------------------
Growth Portfolio                            .60%           .09%           .69%
-----------------------------------------------------------------------------------
Overseas Portfolio                          .75%           .17%           .92%
-----------------------------------------------------------------------------------
High Income Portfolio                       .59%           .12%           .71%
-----------------------------------------------------------------------------------
                        VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------
Asset Manager                               .55%           .10%           .65%
-----------------------------------------------------------------------------------

                                       7


-----------------------------------------------------------------------------------
                         VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------
Worldwide Hard Assets Fund                 1.00%           .00%          1.00%
-----------------------------------------------------------------------------------
Worldwide Emerging Markets Fund            1.50%           .00%          1.50%
-----------------------------------------------------------------------------------

<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2> The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

<F3> The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F4> The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F6> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F7> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy.

After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses. If you continue to pay at least 1/12 of the minimum initial annual premium each month (or to prepay it), and if you don't withdraw or borrow cash from the policy, we guarantee that the policy will not lapse during the first five policy years, even if the cash value is not enough to cover the charges.

If you have borrowed or withdrawn money from your cash value, you can still keep your no-lapse guarantee in force for the first five years. Here is how it works. Each month, we look at the total amount of premium that you have paid into the policy since it was issued. We then subtract the amount of money that you have withdrawn or borrowed. If the amount left is at least equal to 1/12 of the annual minimum premium, multiplied by the number of months the policy has been in force, then your no-lapse guarantee still applies. If not, then we will notify you that you have 62 days to make enough of a premium payment to restore the no-lapse guarantee. If you do not make the payment, your policy could lapse, or end with no value.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:

* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
          the cash value on the date we receive the loan request; plus interest on the loan balance to the next anniversary date, calculated at the guaranteed general account interest rate; minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;
     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 591/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                           * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                        DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and the General Account, including the Loan Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.


FUND - A separate investment portfolio of General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.


GENERAL ACCOUNT - The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan
Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

PRO-RATA SURRENDER - A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - A premium calculated when a Policy is issued, based on the Insured's age, sex (except in unisex policies) and risk class. The target premium is used to calculate the first year's premium expense charge, the contingent deferred sales charge, and agent compensation under the Policy. (See Charges and Deductions.)

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.





           THE COMPANY AND THE SEPARATE ACCOUNT

                        THE COMPANY


General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

On January 28, 1999, the Board of General American Mutual Holding Company instructed its management to develop a plan for demutualization and a public offering of stock. Owners of variable life insurance contracts issued by General American as of that date may be eligible for a distribution of value in connection with such a demutualization when and if it occurs.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


                   THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four Divisions. Divisions invest in corresponding Funds from one of seven open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) American Century Variable Portfolios, (4) J.P. Morgan Series Trust II, (5) Variable Insurance Products Fund, (6) Variable Insurance Products Fund II, and
(7) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

             GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment adviser is Conning Asset Management Company ("the Advisor"), an indirect, majority-owned subsidiary of General American. The adviser selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

      S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison.
      The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the
      U. S. Government.

      BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

      MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

      ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

      INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

      MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

      SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                  RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

      MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

      AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

      NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S.
      governments.

      CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

            AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

      INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

      INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

      VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

      BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

      SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

              VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

      EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

      GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

      OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

      HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

            VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

      ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

             VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on
January 7, 1987.   Only the Funds described in this section of the
Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

      WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

      WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees of RIF, VIP, VIP II, and Van Eck, the Boards of Directors of Capital Company, American Century, and J.P. Morgan, the respective Advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.

     ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, RIF, VIP, VIP II, Van Eck, American Century, J.P. Morgan or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                      POLICY BENEFITS

                       DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face
Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The current minimum Face Amount is generally $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit until the Insured reaches Attained Age 100 is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. At Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is 250% for an Insured reaching Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit until the Insured reaches Attained Age 100 is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. At Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

-------------------------------------------------
    APPLICABLE PERCENTAGE OF CASH VALUE TABLE
        FOR INSUREDS LESS THAN AGE 100<F*>

-------------------------------------------------
  Insured Person's Age   Policy Account Multiple
                               Percentage
-------------------------------------------------
      40 or under                 250%
-------------------------------------------------
           45                     215%
-------------------------------------------------
           50                     185%
-------------------------------------------------
           55                     150%
-------------------------------------------------
           60                     130%
-------------------------------------------------
           65                     120%
-------------------------------------------------
           70                     115%
-------------------------------------------------
        78 to 90                  105%
-------------------------------------------------
        95 to 99                  101%
-------------------------------------------------

<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). At Attained Age 100 and above, the death benefit is 101% of the Cash Value. Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

-----------------------------------------------------------------------
                        DEATH BENEFIT OPTION C
                   SAMPLE ATTAINED AGE FACTOR TABLE
                           NON-SMOKER RATES

-----------------------------------------------------------------------
  INSURED ATTAINED AGE      MALE LIVES FACTOR      FEMALE LIVES FACTOR
-----------------------------------------------------------------------
           20                   7.005753                7.978495
-----------------------------------------------------------------------
           25                   6.022987                6.777620
-----------------------------------------------------------------------
           30                   5.118855                5.739715
-----------------------------------------------------------------------
           35                   4.326687                4.852022
-----------------------------------------------------------------------
           40                   3.657390                4.105161
-----------------------------------------------------------------------
           45                   3.101789                3.489815
-----------------------------------------------------------------------
           50                   2.642973                2.978976
-----------------------------------------------------------------------
           55                   2.266395                2.555211
-----------------------------------------------------------------------
           60                   1.962872                2.203321
-----------------------------------------------------------------------
           65                   1.720583                1.909085
-----------------------------------------------------------------------
           70                   1.531494                1.672354
-----------------------------------------------------------------------
           75                   1.386501                1.480860
-----------------------------------------------------------------------
           80                   1.280475                1.337304
-----------------------------------------------------------------------
           85                   1.201521                1.231035
-----------------------------------------------------------------------
           90                   1.145430                1.156319
-----------------------------------------------------------------------
           95                   1.089164                1.090579
-----------------------------------------------------------------------

CHANGES IN DEATH BENEFIT OPTION. If the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. A request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may be changed to have Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death

Benefit Option B Policy may be changed to have Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year but not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company, but not before the first Policy Anniversary. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000 ($2,000 for policies issued in qualified pension plans). Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 ($2,000 for policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will generally be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                         CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value.
(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

      (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

      (2) Any Net Premium payments received during the current
      Valuation Period which are allocated to the Division; plus

      (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

      (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

      (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

      (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

      (7) Any partial withdrawals from the Division during the current Valuation Period; minus

      (8) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

      (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or Pro-Rata Surrender; minus

      (10) If a Monthly Anniversary occurs during the current
      Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period (See
      Charges and Deductions.); plus

      (11) If a Policy Anniversary occurs during the current Valuation Period, the portion of the dividend paid, if any, allocated to the Division.

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

      (1) The value of the assets at the end of the preceding
      Valuation Period; plus

      (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

      (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

      (5) A charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the policy has been in force. It will not exceed the amounts shown in the following table:

Policy           Percentage of                   Effective
Years           Avg. Net Assets                 Annual Rate
1-10               0.0015027                       0.55%
11-20              0.0012301                       0.45%
21+                0.0009572                       0.35%;

divided by

     (6)  The value of the assets at the end of the preceding
     Valuation Period.

                       POLICY RIGHTS

                           LOANS

LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, less any surrender charge, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

          FOR LOANS                     ANNUAL
      OUTSTANDING DURING            INTEREST RATE
      Policy Years  1-10                4.50%
      Policy Years 11-20                4.25%
      Policy Years    21+               4.15%

General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. (See Federal Tax Matters.)

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

   SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make partial withdrawals from the Policy's Cash Surrender Value. There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown in the policy, or (2) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless Death Benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. (See General Matters - Additional Insurance Benefits.) If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata
Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance.) Pro-Rata Surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Contingent Deferred Sales Charge will apply. (See Contingent Deferred Sales
Charge.)

A partial withdrawal or Pro-Rata Surrender may also result in a Contingent Deferred Sales Charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and Pro-Rata Surrenders are each methods of reducing a Policy's Cash Value, a Pro-Rata Surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a Pro-Rata Surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a Pro-Rata Surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro-Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro-Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro-Rata Surrenders-Pro-Rata Surrender.)

                         TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers or partial withdrawals per policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer or partial withdrawal. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and the frequency of such transfers.

                   PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing portfolios to lesser performing portfolios.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                   DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

      (1)  The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net
      Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans, and Policy Rights - Conversion Privilege.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Transfers made under Dollar Cost Averaging do not count against the total of twelve requested transfers or partial withdrawals allowed without charge in a Policy Year.

                  RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (see Policy Benefits - Death Benefit) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

              DEATH BENEFIT AT ATTAINED AGE 100

If the Insured is living and the Policy is in force when the Insured reaches Attained Age 100, the death benefit will be equal to 101% of the Cash Value of the Policy unless the Lifetime Coverage Rider is in effect. (See Additional Insurance Benefits.) At that point, no further premium payments will be required or accepted, and no further monthly deductions will be taken to cover the cost of insurance.

             PAYMENT AND ALLOCATION OF PREMIUMS

                    ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 85 for regularly underwritten contracts, and to Insureds of Issue Ages 20 through 70 for Policies issued in qualified pension plans, for guaranteed issue contracts and, should they become available in the future, for simplified issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                          PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a

"Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

         ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

               POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of the Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction. Lapse will occur (except as described above) when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Insured's Attained Age 100. Reinstatement is subject to the following conditions:

      1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

      2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

      3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                   CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                  PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge determined according to the following schedule:

        Policy Year 1           15% of premium up to Target
                                 5% of premium above Target
        Policy Years 2-10        5% of all premium paid
        Policy Years 11+         2% of all premium paid

For policies issued in the state of Oregon, the amounts shown above are increased by 2%. Consistent with the requirements of the Texas non-forfeiture laws, the guaranteed sales charge varies for policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas policies is the same as shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary by jurisdiction. A deduction equal to the amount of the actual premium tax (if any) is taken from each premium payment for these taxes. The deduction allows the Company to pass through the amount of the taxes imposed on the policy by the state or other governing jurisdiction and any subdivisions thereof. State premium taxes currently range from 0% to 3.5% (4% in Puerto Rico), with an average of approximately 2.1%.

FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax

                     MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy Years, and during the first ten Policy Years following an increase in Face Amount, the Company generally assesses a monthly charge to cover the costs associated with the underwriting and issue of the policy or the increase. The monthly charge per $1,000 of face amount ranges from approximately 4 cents to 65 cents, and varies by issue age, risk class, and (except on unisex Policies) sex of the Insured. The duration of the guaranteed charges varies for policies issued in Texas to ensure compliance with the Texas non-forfeiture laws. On a current basis, as of the date of this prospectus, the duration is the same as described above.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is generally $25 per month in the first Policy Year, and $6 per month for all Policy Years thereafter, and is guaranteed not to increase while the Policy is in force.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and (except for unisex Policies) sex of the Insured at issue or the date of an increase in Face Amount. (See Unisex Requirements Under Montana Law.) The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, to guaranteed issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten, guaranteed issue and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct; 1980 CSO Tables NB and SB for unisex policies issued in qualified pension plans; 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law), for the age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.) Policies issued with simplified underwriting or guaranteed issue will in general incur a higher cost of insurance than fully underwritten Policies. Guaranteed issue Policies will in general incur the highest current or actual cost of insurance rates.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)

         CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to ten years after the Issue Date, and for a period of up to ten years following an increase in the Face Amount, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a Pro-Rata Surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will not exceed the Contingent Deferred Sales Charge Percentage multiplied by the annual Target Premium attributable to the base policy or to the increase in Face Amount.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

                CONTINGENT DEFERRED SALES CHARGE
                        PERCENTAGE TABLE

        IF SURRENDER OR LAPSE       THE PERCENTAGE OF THE
       OCCURS IN THE LAST MONTH         ANNUAL TARGET
           OF POLICY YEAR:           PREMIUM PAYABLE IS:
             1 through 5                     45%
                 6                           40%
                 7                           30%
                 8                           20%
                 9                           10%
            10 and later                      0%

In addition, the percentages are reduced equally for each Policy Month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth Year to 30% at the end of the seventh Year. This table may be modified if required by law or regulation of the governing jurisdiction.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO-RATA SURRENDER. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the

Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

TRANSACTION CHARGES. There are no transaction charges for processing the first twelve transfers or partial withdrawals in a policy year. There is a charge of $25 for each transfer or partial withdrawal in excess of twelve.

ADJUSTMENT OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

                  SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rate, are:

         POLICY YEARS        DAILY CHARGE FACTOR      ANNUAL EQUIVALENT
             1-10                 .0015027%                 0.55%
            11-20                 .0012301%                 0.45%
             21+                  .0009572%                 0.35%

This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses is provided on page 14 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.


TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                         DIVIDENDS

The Policy is issued both as a participating Policy, which provides the Owner an ownership interest in General American Mutual Holding Company, the parent company of General American Life Insurance Company and as a non-participating Policy, which provides no ownership interest in General American Mutual Holding Company or General American Life Insurance Company. However, we do not anticipate that the Policy will share in the divisible surplus of the Company in the form of a dividend.


                    THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.




                    GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies.
Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                         THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                  GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, Pro-Rata Surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                 GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, Pro-Rata Surrenders, surrender charges or transfers to the Separate Account.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of
(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                      GENERAL MATTERS

     POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, Pro-Rata Surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, Pro-Rata Surrender, or death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                        THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                     CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                        BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless

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otherwise stated in the Policy, the Beneficiary has no rights in a
Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

               CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                       POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                  CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                    CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                      INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                         ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                          SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended
                                       34


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
suicide when the Policy, or the increase in Face Amount, was applied for.

         MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

               ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

ADJUSTABLE BENEFIT TERM RIDER. This rider allows an employer who is the Owner to provide adjustable term insurance to comply with the terms of an associated employee benefit plan. The increase in coverage occurs on each Policy Anniversary.

ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider allows the owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy Anniversary without reducing the Face Amount. A Contingent Deferred Sales Charge will still apply.

GUARANTEED SURVIVOR PURCHASE OPTION (GSPO-PLUS). This rider grants the policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

SUPPLEMENTAL COVERAGE TERM RIDER. This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

PRELIMINARY TERM INSURANCE. This rider provides preliminary term insurance from the date of hire of a new employee until the plan anniversary when a corporate-sponsored Policy is issued. The rider provides level term insurance equal to the initial face amount of the Policy and all attached riders.

ACCELERATED BENEFIT RIDER. This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more then twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit that would have been payable had the insured died on the date the rider is exercised.

CHILDREN'S INSURANCE RIDER. This rider allows the Policy Owner to add term insurance coverage on his or her children.

SECONDARY GUARANTEE RIDER. This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loans interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy Years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy Years.

LIFETIME COVERAGE RIDER. This rider provides the continuation of the Policy's face amount beyond age 100, provided the policy remains in force to age 100 with a positive cash surrender value. If the Policy is

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
in force after the Insured's Attained Age 100, the death benefit will be the greater of the face amount or 101% of the Cash Value.

                    RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Pro-Rata Surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 50% of target premiums and 2.25% of excess premium paid in Policy Year 1. In renewal years, the agent commissions vary from 1.0% to 2.0% of premiums paid in Policy Years 2 and later, depending on the agent's contract type. An additional service fee, determined as a percentage of the Policy's unloaned Cash Value, is also paid. The percentage varies by Policy Year from 0% to 0.20% of average monthly unloaned assets. Reductions may be possible under the circumstances outlined in the section entitled Adjustment of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

As principal underwriter for the Policies, Walnut Street receives commission income. Walnut Street receives an administrative fee of 2% of premium from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

General American may use other distribution channels to sell the non-participating version of the Policy.

                    FEDERAL TAX MATTERS

                        INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                  TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702,
particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

l. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any

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
Policy, if the amount received plus the amount of outstanding
Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

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
Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes
(as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

10. POSSIBLE CHANGES IN TAXATION. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

           UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

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        SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                       VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

              STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                              MANAGEMENT OF THE COMPANY

                                              PRINCIPAL OCCUPATION (S)
          NAME                               DURING PAST FIVE YEARS<F*>
          ----                               --------------------------
PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy             Chairman, President and CEO, 1/95-present; Chairman of the
Executive
                             Committee, 5/92-present.  Formerly President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.    Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber               Vice President and Controller, 12/84-present.

Kevin C. Eichner             Executive Vice President of General American, President and
Chairman of
                             GenMark, Chairman of Walnut Street Securities, 10/97-Present.
President
                             and CEO, Collaborative Strategies, 1983-Present.


David L. Herzog              Chief Financial Officer, GenAmerica Corporation, 1/99-present.
President,
                             GenAmerica Management Corporation, 10/98-present.  Formerly
Assistant to
                             the President, General American and GenAmerica, 1996-1999, Chief
                             Financial Officer, Individual Line, General American, 1995-1996,
Manager,
                             Investor Relations, Reinsurance Group of America and GenCare Health
                             Systems, 1993-1995.

E. Thomas Hughes             Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive
Vice
                             President-Group Pensions, 3/90-10/94

Michael P. Ingrassia         Vice President-Group Executive Accounts, 3/92-present.

Warren J. Winer              Executive Vice President-Group Life and Health, 8/95-present.
Formerly
                             Managing Director, William M.  Mercer, Inc., 7/93-8/95; President
and
                             Chief Operating Officer, W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski         Executive Vice President-Individual Insurance, 10/91-present.

A. Greig Woodring            President and Chief Executive Officer, Reinsurance Group of
America,
                             12/92-present.

<F*>   All positions listed are with General American unless otherwise indicated.
<F**>  The principal business address of Messrs. Banstetter, Hughes, and
       Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Winer and Wolzenski is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.


           NAME                                              PRINCIPAL OCCUPATIONS (S)
           ----                                              DURING PAST FIVE YEARS<F*>
                                                             --------------------------

DIRECTORS
---------
August A. Busch III                            Chairman of the Board and President,
Anheuser-Busch Companies.
Anheuser-Busch Companies, Inc.                 Inc. (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                           Retired Chairman and Chief Executive Officer,
Union Electric
Union Electric Company                         Company (electric utility business).
P.O. Box 149
St. Louis, Missouri 63166

John C. Danforth                               Partner, Bryan Cave (law firm). Formerly, U. S.
Senator, State of
Bryan Cave                                     Missouri
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                              Past President, Edison Brothers Stores, Inc.
(retail specialty stores).
Edison Brothers Stores, Inc.
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                               Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                              Chairman and Chief Executive Officer, Maritz,
Inc.
Maritz, Inc.                                   (motivation, travel, communications, training and
marketing
1375 North Highway Drive                       research business).
Fenton, Missouri 63099

Craig D. Schnuck                               Chairman and Chief Executive Officer, Schnuck
Markets, Inc.
Schnuck Markets, Inc.                          (retail supermarket chain).
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri 63146

William P. Stiritz                             Chairman, Chief Executive Officer and President,
Agribrands
Agribrands International, Inc.                 International, Inc.  Formerly Chairman, Chief
Executive Officer and
9811 So. Forty Drive                           President, Ralston Purina Company (pet food,
batteries, and bread
St. Louis, Missouri 63124                      business); Chairman, Ralcorp Holdings, Inc.
(ready-to-eat cereal,
                                               baby food, ski resorts).

Andrew C. Taylor                               Chief Executive Officer and President, Enterprise
Rent-A-Car (car
Enterprise Rent-A-Car                          rental).
600 Corporate Park Drive
St. Louis, Missouri 63105

                                       42



           NAME                                              PRINCIPAL OCCUPATIONS (S)
           ----                                              DURING PAST FIVE YEARS<F*>
                                                             --------------------------

DIRECTORS (CONTINUED)
---------------------

H. Edwin Trusheim                              Retired Chairman and Chief Executive Officer,
General American
General American Life Insurance Co.            Life Insurance Company
P.O. Box 396
St. Louis, MO 63166


Robert L. Virgil                               Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St. Louis, Missouri 63131-3729

Virginia V. Weldon, M.D.                       Director, Center for the Study of American
Business, Washington
Monsanto Company                               University.  Retired Senior Vice President,
Public Policy,
800 North Lindbergh                            Monsanto Company (chemicals diversified industry,
St. Louis, Missouri 63167                      pharmaceuticals, life science products, and food
ingredients
                                               business).
Ted C.  Wetterau
Wetterau Associates, L.L.C.
7700 Bonhomme, Suite 750
St.  Louis, Missouri 63105

Ted C. Wetterau                               President, Wetterau Associates, L.L.C.  Retired
Chairman and
Wetterau Associates, L.L.C.                   Chief Executive Officer, Wetterau Incorporated
(retail and
7700 Bonhomme, Suite 750                      wholesale grocery, manufacturing business).
St. Louis, Missouri 63105

<F*>  All positions listed are with General American unless otherwise indicated.

                       LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Matthew P. McCauley, Vice President and Associate General Counsel of General American.

                     LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                          EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Susan Benjamin, FSA, MAAA, Senior Product Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                   ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                    FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the seventeen Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

Interim financial statements for General American or the Separate Account are not part of this prospectus because General American does not prepare audited financial statements more often than annually, and believes that any incremental benefit to prospective Policy Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. General American represents that there have been no adverse changes in the financial condition or operations of General American or the Separate Account between the end of the most recent fiscal year and the date of this prospectus.

                         APPENDIX A
      Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables illustrate Policies issued in Missouri (using a 2% premium tax rate and a 1.3% federal tax charge) to males, age 35 and 50 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges described in this prospectus at the guaranteed maximum rate. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges as described in this
prospectus at the current rate.   The Cash Surrender Value column under
the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts deducted from the Cash Value in the illustrations include the sales charge, premium tax, federal tax charge, selection and issue expense charge, monthly administrative charge, and cost of insurance. These charges are described in the prospectus under Charges and Deductions.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect charges that produce an investment rate of return that is lower than the gross return on the assets held in a Division of the Separate Account. The charges include a charge for mortality and expense risk (equivalent to .55% for Policy Years 1-10, .45% for Policy Years 11-20, and .35% thereafter), and an assumed .78% charge for the investment Advisory fee and Fund administrative expenses combined, based on the average Fund expense for all available investment Funds. The actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each Fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate initial net annual rates of -1.33%, 4.67%, and 10.67%, respectively. The Prospectuses for each Fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION A)                                              ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)


                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM     CASH                                 CASH
 OF             ANNUAL    ACCUM    SURRENDER    CASH     DEATH          SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%      VALUE      VALUE   BENEFIT           VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150       890      1,768   250,000             654     1,531
250,000
 2        36    3,000      6,458     3,031      3,909   250.000           2,567     3,444
250,000
 3        36    3,000      9,930     5,097      5,975   250,000           4,431     5,308
250,000
 4        37    3,000     13,577     7,116      7,994   250,000           6,245     7,123
250,000
 5        37    3,000     17,406     9,092      9,970   250,000           8,005     8,883
250,000
 6        38    3,000     21,426    11,135     11,915   250.000           9,808    10,588
250,000
 7        38    3,000     25,647    13,232     13,817   250,000          11,647    12,232
250,000
 8        39    3,000     30,080    15,291     15,681   250,000          13,426    13,816
250,000
 9        39    3,000     34,734    17,311     17,506   250,000          15,140    15,335
250,000
 10       40    3,000     39,620    19,298     19,298   250,000          16,789    16,789
250,000
 11       40    3,000     44,751    21,440     21,440   250,000          18,555    18,555
250,000
 12       41    3,000     50,139    23,554     23,554   250,000          20,244    20,244
250,000
 13       41    3,000     55,796    25,637     25,637   250,000          21,853    21,853
250,000
 14       42    3,000     61,736    27,692     27,692   250,000          23,379    23,379
250,000
 15       42    3,000     67,972    29,725     29,725   250,000          24,815    24,815
250,000
 16       43    3,000     74,521    31,689     31,689   250,000          26,157    26,157
250,000
 17       43    3,000     81,397    33,590     33,590   250,000          27,393    27,393
250,000
 18       44    3,000     88,617    35,423     35,423   250,000          28,509    28,509
250,000
 19       44    3,000     96,198    37,186     37,186   250,000          29,493    29,493
250,000
 20       45    3,000    104,158    38,876     38,876   250,000          30,328    30,328
250,000
 21       45    3,000    112,516    40,530     40,530   250,000          31,033    31,033
250,000
 22       46    3,000    121,291    42,102     42,102   250,000          31,561    31,561
250,000
 23       46    3,000    130,506    43,587     43,587   250,000          31,902    31,902
250,000
 24       47    3,000    140,181    44,977     44,977   250,000          32,042    32,042
250,000
 25       47    3,000    150,340    46,262     46,262   250,000          31,956    31,956
250,000
 26       48    3,000    161,007    47,431     47,431   250,000          31,617    31,617
250,000
 27       48    3,000    172,208    48,476     48,476   250,000          30,997    30,997
250,000
 28       49    3,000    183,968    49,387     49,387   250,000          30,054    30,054
250,000
 29       49    3,000    196,317    50,155     50,155   250,000          28,739    28,739
250,000
 30       50    3,000    209,282    50,767     50,767   250,000          26,995    26,995
250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                       MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION A)                                             ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,019      1,897   250,000             775     1,652
250,000
 2        36    3,000      6,458     3,419      4,297   250.000           2,925     3,803
250,000
 3        36    3,000      9,930     5,884      6,762   250,000           5,153     6,030
250,000
 4        37    3,000     13,577     8,445      9,322   250,000           7,459     8,337
250,000
 5        37    3,000     17,406    11,109     11,986   250,000           9,844    10,721
250,000
 6        38    3,000     21,426    13,990     14,770   250.000          12,406    13,186
250,000
 7        38    3,000     25,647    17,084     17,669   250,000          15,144    15,729
250,000
 8        39    3,000     30,080    20,301     20,691   250,000          17,965    18,355
250,000
 9        39    3,000     34,734    23,648     23,843   250,000          20,866    21,061
250,000
 10       40    3,000     39,620    27,134     27,134   250,000          23,853    23,853
250,000
 11       40    3,000     44,751    30,978     30,978   250,000          27,134    27,134
250,000
 12       41    3,000     50,139    35,007     35,007   250,000          30,521    30,521
250,000
 13       41    3,000     55,796    39,226     39,226   250,000          34,019    34,019
250,000
 14       42    3,000     61,736    43,649     43,649   250,000          37,630    37,630
250,000
 15       42    3,000     67,972    48,289     48,289   250,000          41,355    41,355
250,000
 16       43    3,000     74,521    53,115     53,115   250,000          45,197    45,197
250,000
 17       43    3,000     81,397    58,141     58,141   250,000          49,151    49,151
250,000
 18       44    3,000     88,617    63,374     63,374   250,000          53,214    53,214
250,000
 19       44    3,000     96,198    68,824     68,824   250,000          57,382    57,382
250,000
 20       45    3,000    104,158    74,499     74,499   250,000          61,649    61,649
250,000
 21       45    3,000    112,516    80,488     80,488   250,000          66,077    66,077
250,000
 22       46    3,000    121,291    86,731     86,731   250,000          70,607    70,607
250,000
 23       46    3,000    130,506    93,241     93,241   250,000          75,245    75,245
250,000
 24       47    3,000    140,181   100,030    100,030   250,000          79,991    79,991
250,000
 25       47    3,000    150,340   107,109    107,109   250,000          84,842    84,842
250,000
 26       48    3,000    161,007   114,493    114,493   250,000          89,793    89,793
250,000
 27       48    3,000    172,208   122,198    122,198   250,000          94,843    94,843
250,000
 28       49    3,000    183,968   130,244    130,244   250,000          99,983    99,983
250,000
 29       49    3,000    196,317   138,654    138,654   250,000         105,203   105,203
250,000
 30       50    3,000    209,282   147,454    147,454   250,000         110,496   110,496
250,000




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                               ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,148      2,026   250,000             896     1,774
250,000
 2        36    3,000      6,458     3,824      4,701   250.000           3,299     4,177
250,000
 3        36    3,000      9,930     6,736      7,614   250,000           5,935     6,813
250,000
 4        37    3,000     13,577     9,940     10,817   250,000           8,828     9,705
250,000
 5        37    3,000     17,406    13,470     14,347   250,000          12,000    12,877
250,000
 6        38    3,000     21,426    17,471     18,251   250.000          15,579    16,359
250,000
 7        38    3,000     25,647    21,972     22,557   250,000          19,592    20,177
250,000
 8        39    3,000     30,080    26,923     27,313   250,000          23,979    24,369
250,000
 9        39    3,000     34,734    32,372     32,567   250,000          28,777    28,972
250,000
 10       40    3,000     39,620    38,378     38,378   250,000          34,033    34,033
250,000
 11       40    3,000     44,751    45,240     45,240   250,000          40,026    40,026
250,000
 12       41    3,000     50,139    52,847     52,847   250,000          46,627    46,627
250,000
 13       41    3,000     55,796    61,279     61,279   250,000          53,905    53,905
250,000
 14       42    3,000     61,736    70,629     70,629   250,000          61,935    61,935
250,000
 15       42    3,000     67,972    81,003     81,003   250,000          70,800    70,800
250,000
 16       43    3,000     74,521    92,476     92,476   250,000          80,598    80,598
250,000
 17       43    3,000     81,397   105,177    105,177   250,000          91,428    91,428
250,000
 18       44    3,000     88,617   119,242    119,242   250,000         103,407   103,407
250,000
 19       44    3,000     96,198   134,826    134,826   250,000         116,671   116,671
250,000
 20       45    3,000    104,158   152,102    152,102   250,000         131,370   131,370
250,000
 21       45    3,000    112,516   171,418    171,418   257,126         147,819   147,819
250,000
 22       46    3,000    121,291   192,816    192,816   281,512         166,120   166,120
250,000
 23       46    3,000    130,506   216,500    216,500   307,430         186,480   186,480
264,801
 24       47    3,000    140,181   242,715    242,715   334,946         208,991   208,991
288,407
 25       47    3,000    150,340   271,735    271,735   364,124         233,864   233,864
313,378
 26       48    3,000    161,007   303,866    303,866   395,026         261,362   261,362
339,771
 27       48    3,000    172,208   339,414    339,414   434,450         291,702   291,702
373,378
 28       49    3,000    183,968   378,742    378,742   477,215         325,174   325,174
409,719
 29       49    3,000    196,317   422,255    422,255   523,597         362,100   362,100
449,004
 30       50    3,000    209,282   470,403    470,403   573,891         402,841   402,841
491,466




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION B)                                              ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150       889      1,766   251,766             650     1,528
251,528
 2        36    3,000      6,458     3,026      3,904   253,904           2,557     3,434
253,434
 3        36    3,000      9,930     5,086      5,964   255,964           4,410     5,288
255,288
 4        37    3,000     13,577     7,096      7,973   257,973           6,210     7,087
257,087
 5        37    3,000     17,406     9,060      9,937   259,937           7,951     8,828
258,828
 6        38    3,000     21,426    11,088     11,868   261,868           9,729    10,509
260,509
 7        38    3,000     25,647    13,168     13,753   263,753          11,537    12,122
262,122
 8        39    3,000     30,080    15,205     15,595   265,595          13,280    13,670
263,670
 9        39    3,000     34,734    17,201     17,396   267,396          14,950    15,145
265,145
 10       40    3,000     39,620    19,160     19,160   269,160          16,549    16,549
266,549
 11       40    3,000     44,751    21,271     21,271   271,271          18,256    18,256
268,256
 12       41    3,000     50,139    23,349     23,349   273,349          19,874    19,874
269,874
 13       41    3,000     55,796    25,393     25,393   275,393          21,401    21,401
271,401
 14       42    3,000     61,736    27,405     27,405   277,405          22,833    22,833
272,833
 15       42    3,000     67,972    29,392     29,392   279,392          24,160    24,160
274,160
 16       43    3,000     74,521    31,301     31,301   281,301          25,380    25,380
275,380
 17       43    3,000     81,397    33,136     33,136   283,136          26,475    26,475
276,475
 18       44    3,000     88,617    34,894     34,894   284,894          27,431    27,431
277,431
 19       44    3,000     96,198    36,569     36,569   286,569          28,235    28,235
278,235
 20       45    3,000    104,158    38,157     38,157   288,157          28,865    28,865
278,865
 21       45    3,000    112,516    39,692     39,692   289,692          29,337    29,337
279,337
 22       46    3,000    121,291    41,128     41,128   291,128          29,603    29,603
279,603
 23       46    3,000    130,506    42,457     42,457   292,457          29,654    29,654
279,654
 24       47    3,000    140,181    43,669     43,669   293,669          29,474    29,474
279,474
 25       47    3,000    150,340    44,750     44,750   294,750          29,036    29,036
279,036
 26       48    3,000    161,007    45,687     45,687   295,687          28,313    28,313
278,313
 27       48    3,000    172,208    46,467     46,467   296,467          27,276    27,276
277,276
 28       49    3,000    183,968    47,078     47,078   297,078          25,885    25,885
275,885
 29       49    3,000    196,317    47,508     47,508   297,508          24,091    24,091
274,091
 30       50    3,000    209,282    47,741     47,741   297,741          21,844    21,844
271,844




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                       MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION B)                                             ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,017      1,895   251,895             771     1,649
251,649
 2        36    3,000      6,458     3,414      4,291   254,291           2,914     3,792
253,792
 3        36    3,000      9,930     5,871      6,749   256,749           5,129     6,006
256,006
 4        37    3,000     13,577     8,420      9,298   259,298           7,417     8,294
258,294
 5        37    3,000     17,406    11,069     11,946   261,946           9,775    10,653
260,653
 6        38    3,000     21,426    13,930     14,710   264,710          12,304    13,084
263,084
 7        38    3,000     25,647    16,998     17,583   267,583          14,997    15,582
265,582
 8        39    3,000     30,080    20,182     20,572   270,572          17,761    18,151
268,151
 9        39    3,000     34,734    23,488     23,683   273,683          20,591    20,786
270,786
 10       40    3,000     39,620    26,926     26.926   276,926          23,491    23,491
273,491
 11       40    3,000     44,751    30,712     30,712   280,712          26,663    26,663
276,663
 12       41    3,000     50,139    34,673     34,673   284,673          29,917    29,917
279,917
 13       41    3,000     55,796    38,812     38,812   288,812          33,252    33,252
283,252
 14       42    3,000     61,736    43,143     43,143   293,143          36,668    36,668
286,668
 15       42    3,000     67,972    47,679     47,679   297,679          40,157    40,157
290,157
 16       43    3,000     74,521    52,378     52,378   302,378          43,717    43,717
293,717
 17       43    3,000     81,397    57,248     57,248   307,248          47,336    47,336
297,336
 18       44    3,000     88,617    62,294     62,294   312,294          50,997    50,997
300,997
 19       44    3,000     96,198    67,517     67,517   317,517          54,686    54,686
304,686
 20       45    3,000    104,158    72,921     72,921   322,921          58,384    58,384
308,384
 21       45    3,000    112,516    78,582     78,582   328,582          62,132    62,132
312,132
 22       46    3,000    121,291    84,435     84,435   334,435          65,855    65,855
315,855
 23       46    3,000    130,506    90,478     90,478   340,478          69,540    69,540
319,540
 24       47    3,000    140,181    96,711     96,711   346,711          73,167    73,167
323,167
 25       47    3,000    150,340   103,126    103,126   353,126          76,702    76,702
326,702
 26       48    3,000    161,007   109,718    109,718   359,718          80,111    80,111
330,111
 27       48    3,000    172,208   116,480    116,480   366,480          83,354    83,354
333,354
 28       49    3,000    183,968   123,406    123,406   373,406          86,378    86,378
336,378
 29       49    3,000    196,317   130,490    130,490   380,490          89,116    89,116
339,116
 30       50    3,000    209,282   137,721    137,721   387,721          91,501    91,501
341,501




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                               ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,147      2,024   252,024             893     1,770
251,770
 2        36    3,000      6,458     3,818      4,695   254,695           3,287     4,165
264,165
 3        36    3,000      9,930     6,721      7,599   257,599           5,908     6,786
256,786
 4        37    3,000     13,577     9,911     10,788   260,788           8,777     9,655
259,655
 5        37    3,000     17,406    13,420     14,298   264,298          11,916    12,793
262,793
 6        38    3,000     21,426    17,394     18,174   268,174          15,447    16,227
266,227
 7        38    3,000     25,647    21,857     22,442   272,442          19,395    19,980
269,980
 8        39    3,000     30,080    26,758     27,148   277,442          23,696    24,086
274,086
 9        39    3,000     34,734    32,142     32,337   282,337          28,380    33,488
278,575
 10       40    3,000     39,620    38,066     38,066   288,066          33,488    33,488
283,488
 11       40    3,000     44,751    44,824     44,824   294,824          39,287    39,287
289,287
 12       41    3,000     50,139    52,302     52,302   302,302          45,641    45,641
295,641
 13       41    3,000     55,796    60,576     60,576   310,576          52,602    52,602
302,602
 14       42    3,000     61,736    69,734     69,734   319,734          60,231    60,231
310,231
 15       42    3,000     67,972    79,878     79,878   329,878          68,590    68,590
318,590
 16       43    3,000     74,521    91,059     91,059   341,059          77,753    77,753
327,753
 17       43    3,000     81,397   103,390    103,390   353,390          87,786    87,786
337,786
 18       44    3,000     88,617   116,990    116,990   366,990          98,766    98,766
348,766
 19       44    3,000     96,198   131,990    131,990   381,990         110,778   110,778
360,778
 20       45    3,000    104,158   148,535    148,535   398,535         123,911   123,911
373,911
 21       45    3,000    112,516   166,935    166,935   416,935         138,393   138,393
388,393
 22       46    3,000    121,291   187,248    187,248   437,248         154,236   154,236
404,236
 23       46    3,000    130,506   209,673    209,673   459,673         171,575   171,575
421,575
 24       47    3,000    140,181   234,427    234,427   484,427         190,555   190,555
440,555
 25       47    3,000    150,340   261,748    261,748   511,748         211,323   211,323
461,323
 26       48    3,000    161,007   291,900    291,900   541,900         234,042   234,042
484,042
 27       48    3,000    172,208   325,174    325,174   575,174         258,889   258,889
508,889
 28       49    3,000    183,968   361,896    361,896   611,896         286,050   286,050
536,050
 29       49    3,000    196,317   402,426    402,426   652,426         315,721   315,721
565,721
 30       50    3,000    209,282   447,159    447,159   697,159         348,118   348,118
598,118




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION C)                                              ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150       890      1,768   250,000             654     1,531
250,000
 2        36    3,000      6,458     3,031      3,909   250.000           2,567     3,444
250,000
 3        36    3,000      9,930     5,097      5,975   250,000           4,431     5,308
250,000
 4        37    3,000     13,577     7,116      7,994   250,000           6,245     7,123
250,000
 5        37    3,000     17,406     9,092      9,970   250,000           8,005     8,883
250,000
 6        38    3,000     21,426    11,135     11,915   250.000           9,808    10,588
250,000
 7        38    3,000     25,647    13,232     13,817   250,000          11,647    12,232
250,000
 8        39    3,000     30,080    15,291     15,681   250,000          13,426    13,816
250,000
 9        39    3,000     34,734    17,311     17,506   250,000          15,140    15,335
250,000
 10       40    3,000     39,620    19,298     19,298   250,000          16,789    16,789
250,000
 11       40    3,000     44,751    21,440     21,440   250,000          18,555    18,555
250,000
 12       41    3,000     50,139    23,554     23,554   250,000          20,244    20,244
250,000
 13       41    3,000     55,796    25,637     25,637   250,000          21,853    21,853
250,000
 14       42    3,000     61,736    27,692     27,692   250,000          23,379    23,379
250,000
 15       42    3,000     67,972    29,725     29,725   250,000          24,815    24,815
250,000
 16       43    3,000     74,521    31,689     31,689   250,000          26,157    26,157
250,000
 17       43    3,000     81,397    33,590     33,590   250,000          27,393    27,393
250,000
 18       44    3,000     88,617    35,423     35,423   250,000          28,509    28,509
250,000
 19       44    3,000     96,198    37,186     37,186   250,000          29,493    29,493
250,000
 20       45    3,000    104,158    38,876     38,876   250,000          30,328    30,328
250,000
 21       45    3,000    112,516    40,530     40,530   250,000          31,033    31,033
250,000
 22       46    3,000    121,291    42,102     42,102   250,000          31,561    31,561
250,000
 23       46    3,000    130,506    43,587     43,587   250,000          31,902    31,902
250,000
 24       47    3,000    140,181    44,977     44,977   250,000          32,042    32,042
250,000
 25       47    3,000    150,340    46,262     46,262   250,000          31,956    31,956
250,000
 26       48    3,000    161,007    47,431     47,431   250,000          31,617    31,617
250,000
 27       48    3,000    172,208    48,476     48,476   250,000          30,997    30,997
250,000
 28       49    3,000    183,968    49,387     49,387   250,000          30,054    30,054
250,000
 29       49    3,000    196,317    50,155     50,155   250,000          28,739    28,739
250,000
 30       50    3,000    209,282    50,767     50,767   250,000          26,995    26,995
250,000




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
35
DEATH BENEFIT LEVEL (OPTION C)                                              ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,019      1,897   250,000             775     1,652
250,000
 2        36    3,000      6,458     3,419      4,297   250.000           2,925     3,803
250,000
 3        36    3,000      9,930     5,884      6,762   250,000           5,153     6,030
250,000
 4        37    3,000     13,577     8,445      9,322   250,000           7,459     8,337
250,000
 5        37    3,000     17,406    11,109     11,986   250,000           9,844    10,721
250,000
 6        38    3,000     21,426    13,990     14,770   250.000          12,406    13,186
250,000
 7        38    3,000     25,647    17,084     17,669   250,000          15,144    15,729
250,000
 8        39    3,000     30,080    20,301     20,691   250,000          17,965    18,355
250,000
 9        39    3,000     34,734    23,648     23,843   250,000          20,866    21,061
250,000
 10       40    3,000     39,620    27,134     27,134   250,000          23,853    23,853
250,000
 11       40    3,000     44,751    30,978     30,978   250,000          27,134    27,134
250,000
 12       41    3,000     50,139    35,007     35,007   250,000          30,521    30,521
250,000
 13       41    3,000     55,796    39,226     39,226   250,000          34,019    34,019
250,000
 14       42    3,000     61,736    43,649     43,649   250,000          37,630    37,630
250,000
 15       42    3,000     67,972    48,289     48,289   250,000          41,355    41,355
250,000
 16       43    3,000     74,521    53,115     53,115   250,000          45,197    45,197
250,000
 17       43    3,000     81,397    58,141     58,141   250,000          49,151    49,151
250,000
 18       44    3,000     88,617    63,374     63,374   250,000          53,214    53,214
250,000
 19       44    3,000     96,198    68,824     68,824   250,000          57,382    57,382
250,000
 20       45    3,000    104,158    74,499     74,499   250,000          61,649    61,649
250,000
 21       45    3,000    112,516    80,488     80,488   250,000          66,077    66,077
250,000
 22       46    3,000    121,291    86,731     86,731   250,000          70,607    70,607
250,000
 23       46    3,000    130,506    93,241     93,241   250,000          75,245    75,245
250,000
 24       47    3,000    140,181   100,030    100,030   250,000          79,991    79,991
250,000
 25       47    3,000    150,340   107,109    107,109   250,000          84,842    84,842
250,000
 26       48    3,000    161,007   114,493    114,493   250,000          89,793    89,793
250,000
 27       48    3,000    172,208   122,198    122,198   250,000          94,843    94,843
250,000
 28       49    3,000    183,968   130,244    130,244   250,000          99,983    99,983
250,000
 29       49    3,000    196,317   138,653    138,653   251,046         105,203   105,203
250,000
 30       50    3,000    209,282   147,411    147,411   260,106         110,496   110,496
250,000



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                               ANNUAL PREMIUM =
$3,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        35    3,000      3,150     1,148      2,026   250,000             896     1,774
250,000
 2        36    3,000      6,458     3,824      4,701   250.000           3,299     4,177
250,000
 3        36    3,000      9,930     6,736      7,614   250,000           5,935     6,813
250,000
 4        37    3,000     13,577     9,940     10,817   250,000           8,828     9,705
250,000
 5        37    3,000     17,406    13,470     14,347   250,000          12,000    12,877
250,000
 6        38    3,000     21,426    17,471     18,251   250.000          15,579    16,359
250,000
 7        38    3,000     25,647    21,972     22,557   250,000          19,592    20,177
250,000
 8        39    3,000     30,080    26,923     27,313   250,000          23,979    24,369
250,000
 9        39    3,000     34,734    32,372     32,567   250,000          28,777    28,972
250,000
 10       40    3,000     39,620    38,378     38,378   250,000          34,033    34,033
250,000
 11       40    3,000     44,751    45,240     45,240   250,000          40,026    40,026
250,000
 12       41    3,000     50,139    52,847     52,847   250,000          46,627    46,627
250,000
 13       41    3,000     55,796    61,279     61,279   250,000          53,905    53,905
250,000
 14       42    3,000     61,736    70,629     70,629   250,000          61,935    61,935
250,000
 15       42    3,000     67,972    81,003     81,003   250,000          70,800    70,800
250,000
 16       43    3,000     74,521    92,476     92,476   250,000          80,598    80,598
250,000
 17       43    3,000     81,397   105,162    105,162   269,361          91,428    91,428
250,000
 18       44    3,000     88,617   119,150    119,150   295,836         103,402   103,402
256,736
 19       44    3,000     96,198   134,568    134,568   323,999         116,545   116,545
280,605
 20       45    3,000    104,158   151,559    151,559   353,967         130,918   130,918
305,759
 21       45    3,000    112,516   170,433    170,433   386,270         146,757   146,757
332,611
 22       46    3,000    121,291   191,240    191,240   420,785         164,071   164,071
361,005
 23       46    3,000    130,506   214,170    214,170   457,702         182,989   182,989
391,066
 24       47    3,000    140,181   239,432    239,432   497,180         203,652   203,652
422,883
 25       47    3,000    150,340   267,249    267,249   539,442         226,199   226,199
456,583
 26       48    3,000    161,007   297,868    297,868   584,685         250,784   250,784
492,265
 27       48    3,000    172,208   331,559    331,559   633,211         277,570   277,570
530,103
 28       49    3,000    183,968   368,618    368,618   685,262         306,720   306,720
570,192
 29       49    3,000    196,317   409,373    409,373   741,211         338,401   338,401
612,709
 30       50    3,000    209,282   454,177    454,177   801,396         372,792   372,792
657,791



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION A)                                              ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,185      3,906   250,000           1,296     3,017
250,000
 2        51    6,000     12,915     6,532      8,254   250,000           4,787     6,508
250,000
 3        51    6,000     19,861    10,739     12,460   250,000           8,130     9,851
250,000
 4        52    6,000     27,154    14,817     16,538   250,000          11,315    13,036
250,000
 5        52    6,000     34,811    18,722     20,494   250,000          14,325    16,046
250,000
 6        53    6,000     42,852    22,815     24,345   250.000          17,340    18,870
250,000
 7        53    6,000     51,295    26,945     28,093   250,000          20,349    21,497
250,000
 8        54    6,000     60,159    30,981     31,746   250,000          23,154    23,919
250,000
 9        54    6,000     69,467    34,912     35,295   250,000          25,744    26,127
250,000
 10       55    6,000     79,241    38,736     38,736   250,000          28,098    28,098
250,000
 11       55    6,000     89,503    42,777     42,777   250,000          30,564    30,564
250,000
 12       56    6,000    100,278    46,685     46,685   250,000          32,752    32,752
250,000
 13       56    6,000    111,592    50,480     50,480   250,000          34,629    34,629
250,000
 14       57    6,000    123,471    54,180     54,180   250,000          36,155    36,155
250,000
 15       57    6,000    135,945    57,797     57,797   250,000          37,288    37,288
250,000
 16       58    6,000    149,042    60,991     60,991   250,000          37,988    37,988
250,000
 17       58    6,000    162,794    64,001     64,001   250,000          38,220    38,220
250,000
 18       59    6,000    177,234    66,814     66,814   250,000          37,941    37,941
250,000
 19       59    6,000    192,396    69,417     69,417   250,000          37,105    37,105
250,000
 20       60    6,000    208,316    71,794     71,794   250,000          35,647    35,647
250,000
 21       60    6,000    225,031    74,006     74,006   250,000          33,507    33,507
250,000
 22       61    6,000    242,583    75,964     75,964   250,000          30,392    30,392
250,000
 23       61    6,000    261,012    77,652     77,652   250,000          26,387    26,387
250,000
 24       62    6,000    280,363    79,051     79,051   250,000          21,157    21,157
250,000
 25       62    6,000    300,681    80,131     80,131   250,000          14,467    14,467
250,000
 26       63    6,000    322,015    80,862     80,862   250,000           6,084     6,084
250,000
 27       63    6,000    344,415    81,206     81,206   250,000           <F*>      <F*>
<F*>
 28       64    6,000    367,936    81,113     81,113   250,000           <F*>      <F*>
<F*>
 29       64    6,000    392,633    80,532     80,532   250,000           <F*>      <F*>
<F*>
 30       65    6,000    418,565    79,404     79,404   250,000




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

[FN]
<F*> UNLESS ADDITIONAL PREMIUM IS PAID, POLICY WILL LAPSE WITHOUT VALUE

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                       MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION A)                                             ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,455      4,176   250,000           1,537     3,258
250,000
 2        51    6,000     12,915     7,346      9,068   250,000           5,492     7,213
250,000
 3        51    6,000     19,861    12,383     14,104   250,000           9,529    11,250
250,000
 4        52    6,000     27,154    17,582     19,303   250,000          13,643    15,364
250,000
 5        52    6,000     34,811    22,958     24,679   250,000          17,822    19,543
250,000
 6        53    6,000     42,852    28,729     30,259   250.000          22,249    23,779
250,000
 7        53    6,000     51,295    34,906     36,053   250,000          26,917    28,064
250,000
 8        54    6,000     60,159    41,317     42,082   250,000          31,632    32,397
250,000
 9        54    6,000     69,467    47,966     48,348   250,000          36,390    36,772
250,000
 10       55    6,000     79,241    54,861     54,861   250,000          41,175    41,175
250,000
 11       55    6,000     89,503    62,391     62,391   250,000          46,387    46,387
250,000
 12       56    6,000    100,278    70,225     70,225   250,000          51,651    51,651
250,000
 13       56    6,000    111,592    78,400     78,400   250,000          56,951    56,951
250,000
 14       57    6,000    123,471    86,953     86,953   250,000          62,263    62,263
250,000
 15       57    6,000    135,945    95,922     95,922   250,000          67,567    67,567
250,000
 16       58    6,000    149,042   105,054    105,054   250,000          72,846    72,846
250,000
 17       58    6,000    162,794   114,575    114,575   250,000          78,093    78,093
250,000
 18       59    6,000    177,234   124,510    124,510   250,000          83,298    83,298
250,000
 19       59    6,000    192,396   134,892    134,892   250,000          88,454    88,454
250,000
 20       60    6,000    208,316   145,760    145,760   250,000          93,547    93,547
250,000
 21       60    6,000    225,031   157,311    157,311   250,000          98,643    98,643
250,000
 22       61    6,000    242,583   169,471    169,471   250,000         103,527   103,527
250,000
 23       61    6,000    261,012   182,311    182,311   250,000         108,316   108,316
250,000
 24       62    6,000    280,363   195,910    195,910   250,000         112,863   112,863
250,000
 25       62    6,000    300,681   210,364    210,364   250,000         117,108   117,108
250,000
 26       63    6,000    322,015   225,787    225,787   250,000         121,015   121,015
250,000
 27       63    6,000    344,415   242,292    242,292   254,406         124,545   124,545
250,000
 28       64    6,000    367,936   259,596    259,596   272,576         127,659   127,659
250,000
 29       64    6,000    392,633   277,677    277,677   291,560         130,317   130,317
250,000
 30       65    6,000    418,565   296,560    296,560   311,388         132,447   132,447
250,000



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                               ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,725      4,447   250,000           1,779     3,501
250,000
 2        51    6,000     12,915     8,194      9,916   250,000           6,228     7,949
250,000
 3        51    6,000     19,861    14,162     15,884   250,000          11,049    12,770
250,000
 4        52    6,000     27,154    20,696     22,417   250,000          16,277    17,998
250,000
 5        52    6,000     34,811    27,864     29,586   250,000          21,942    23,663
250,000
 6        53    6,000     42,852    35,948     37,478   250.000          28,277    29,807
250,000
 7        53    6,000     51,295    45,028     46,176   250,000          35,329    36,476
250,000
 8        54    6,000     60,159    55,014     55,779   250,000          42,968    43,733
250,000
 9        54    6,000     69,467    66,000     66,382   250,000          51,261    51,644
250,000
 10       55    6,000     79,241    78,097     78,097   250,000          60,278    60,278
250,000
 11       55    6,000     89,503    91,867     91,867   250,000          70,559    70,559
250,000
 12       56    6,000    100,278   107,115    107,115   250,000          81,856    81,856
250,000
 13       56    6,000    111,592   124,038    124,038   250,000          94,296    94,296
250,000
 14       57    6,000    123,471   142,850    142,850   250,000         108,027   108,027
250,000
 15       57    6,000    135,945   163,789    163,789   250,000         123,232   123,232
250,000
 16       58    6,000    149,042   186,971    186,971   250,000         140,138   140,138
250,000
 17       58    6,000    162,794   212,828    212,828   253,265         159,028   159,028
250,000
 18       59    6,000    177,234   241,492    241,492   284,960         180,242   180,242
250,000
 19       59    6,000    192,396   273,157    273,157   319,593         204,201   204,201
250,000
 20       60    6,000    208,316   308,135    308,135   357,436         231,207   231,207
268,201
 21       60    6,000    225,031   347,084    347,084   399,147         261,196   261,196
300,375
 22       61    6,000    242,583   390,209    390,209   440,937         294,312   294,312
332,572
 23       61    6,000    261,012   437,984    437,984   486,163         330,966   330,966
367,373
 24       62    6,000    280,363   490,944    490,944   535,129         371,569   371,569
405,010
 25       62    6,000    300,681   549,697    549,697   588,176         416,629   416,629
445,793
 26       63    6,000    322,015   614,936    614,936   645,683         466,759   466,759
490,097
 27       63    6,000    344,415   687,100    687,100   721,454         522,011   522,011
548,112
 28       64    6,000    367,936   766,900    766,900   805,245         582,879   582,879
612,023
 29       64    6,000    392,633   855,123    855,123   897,879         649,899   649,899
682,394
 30       65    6,000    418,565   952,629    952,629 1,000,260         723,651   723,651
759,834



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION B)                                              ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,179      3,901   253,901           1,276     2,997
252,997
 2        51    6,000     12,915     6,512      8,233   258,233           4,728     6,449
256,449
 3        51    6,000     19,861    10,691     12,412   262,412           8,008     9,729
259,729
 4        52    6,000     27,154    14,727     16,448   266,448          11,103    12,825
262,825
 5        52    6,000     34,811    18,624     20,346   270,346          13,995    15,716
265,716
 6        53    6,000     42,852    22,592     24,122   274,122          16,858    18,388
268,388
 7        53    6,000     51,295    26,627     27,774   277,774          19,677    20,825
270,825
 8        54    6,000     60,159    30,548     31,313   281,313          22,251    23,016
273,016
 9        54    6,000     69,467    34,342     34,724   284,724          24,566    24,948
274,948
 10       55    6,000     79,241    38,001     38,001   288,001          26,595    26,595
276,595
 11       55    6,000     89,503    41,836     41,836   291,836          28,676    28,676
278,676
 12       56    6,000    100,278    45,497     45,497   295,497          30,409    30,409
280,409
 13       56    6,000    111,592    49,004     49,004   299,004          31,754    31,754
281,754
 14       57    6,000    123,471    52,377     52,377   302,377          32,665    32,665
282,665
 15       57    6,000    135,945    55,631     55,631   305,631          33,092    33,092
283,092
 16       58    6,000    149,042    58,309     58,309   308,309          32,992    32,992
282,992
 17       58    6,000    162,794    60,722     60,722   310,722          32,332    32,332
282,332
 18       59    6,000    177,234    62,846     62,846   312,846          31,071    31,071
281,071
 19       59    6,000    192,396    64,658     64,658   314,658          29,172    29,172
279,172
 20       60    6,000    208,316    66,132     66,132   316,132          26,584    26,584
276,584
 21       60    6,000    225,031    67,310     67,310   317,310          23,251    23,251
273,251
 22       61    6,000    242,583    68,096     68,096   318,096          18,895    18,895
268,895
 23       61    6,000    261,012    68,467     68,467   318,467          13,684    13,684
263,684
 24       62    6,000    280,363    68,391     68,391   318,391           7,323     7,323
257,323
 25       62    6,000    300,681    67,827     67,827   317,827           <F*>      <F*>
<F*>
 26       63    6,000    322,015    66,735     66,735   316,735           <F*>      <F*>
<F*>
 27       63    6,000    344,415    65,062     65,062   315,062           <F*>      <F*>
<F*>
 28       64    6,000    367,936    62,750     62,750   312,750           <F*>      <F*>
<F*>
 29       64    6,000    392,633    59,740     59,740   309,740           <F*>      <F*>
<F*>
 30       65    6,000    418,565    55,974     55,974   305,974           <F*>      <F*>
<F*>




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

[FN]
<F*> UNLESS ADDITIONAL PREMIUM IS PAID, POLICY WILL LAPSE WITHOUT VALUE

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                       MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION B)                                             ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,449      4,170   254,170           1,516     3,237
253,237
 2        51    6,000     12,915     7,324      9,045   259,045           5,426     7,147
257,147
 3        51    6,000     19,861    12,328     14,049   264,049           9,388    11,109
261,109
 4        52    6,000     27,154    17,475     19,196   269,196          13,390    15,111
265,111
 5        52    6,000     34,811    22,775     24,496   274,496          17,411    19,132
269,132
 6        53    6,000     42,852    28,442     29,972   279,972          21,624    23,154
273,154
 7        53    6,000     51,295    34,480     35,628   285,628          26,009    27,157
277,157
 8        54    6,000     60,159    40,715     41,480   291,480          30,362    31,127
281,127
 9        54    6,000     69,467    47,140     47,523   297,523          34,663    35,045
285,045
 10       55    6,000     79,241    53,756     53,756   303,756          38,879    38,879
288,879
 11       55    6,000     89,503    60,921     60,921   310,921          43,378    43,378
293,378
 12       56    6,000    100,278    68,297     68,297   318,297          47,759    47,759
297,759
 13       56    6,000    111,592    75,912     75,912   325,912          51,972    51,972
301,972
 14       57    6,000    123,471    83,796     83,796   333,796          55,954    55,954
305,954
 15       57    6,000    135,945    91,978     91,978   341,978          59,639    59,639
309,639
 16       58    6,000    149,042    99,996     99,996   349,996          62,961    62,961
312,961
 17       58    6,000    162,794   108,157    108,157   358,157          65,862    65,862
315,862
 18       59    6,000    177,234   116,441    116,441   366,441          68,273    68,273
318,273
 19       59    6,000    192,396   124,825    124,825   374,825          70,126    70,126
320,126
 20       60    6,000    208,316   133,283    133,283   383,283          71,332    71,332
321,332
 21       60    6,000    225,031   141,923    141,923   391,923          71,838    71,838
321,838
 22       61    6,000    242,583   150,595    150,595   400,595          71,275    71,275
321,275
 23       61    6,000    261,012   159,269    159,269   409,269          69,752    69,752
319,752
 24       62    6,000    280,363   167,910    167,910   417,910          66,908    66,908
316,908
 25       62    6,000    300,681   176,469    176,469   426,469          62,525    62,525
312,525
 26       63    6,000    322,015   184,894    184,894   434,894          56,425    56,425
306,425
 27       63    6,000    344,415   193,119    193,119   443,119          48,427    48,427
298,427
 28       64    6,000    367,936   201,066    201,066   451,066          38,356    38,356
288,356
 29       64    6,000    392,633   208,656    208,656   458,656          26,046    26,046
276,046
 30       65    6,000    418,565   215,801    215,801   465,801          11,281    11,281
261,281




CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                               ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,719      4,440   254,440           1,757     3,478
253,478
 2        51    6,000     12,915     8,169      9,891   259,891           6,155     7,876
257,876
 3        51    6,000     19,861    14,100     15,821   265,821          10,888    12,609
262,609
 4        52    6,000     27,154    20,569     22,291   272,291          15,976    17,697
267,697
 5        52    6,000     34,811    27,639     29,361   279,361          21,433    23,154
273,154
 6        53    6,000     42,852    35,581     37,111   287,111          27,472    29,002
279,002
 7        53    6,000     51,295    44,463     45,610   295,610          34,113    35,260
285,260
 8        54    6,000     60,159    54,181     54,946   304,946          41,195    41,960
291,960
 9        54    6,000     69,467    64,812     65,194   315,194          48,748    49,130
299,130
 10       55    6,000     79,241    76,400     76,440   326,440          56,789    56,789
306,789
 11       55    6,000     89,503    89,573     89,573   339,573          65,789    65,789
315,789
 12       56    6,000    100,278   103,985    103,985   353,985          75,416    75,416
325,416
 13       56    6,000    111,592   119,834    119,834   369,834          85,691    85,691
335,691
 14       57    6,000    123,471   137,293    137,293   387,293          96,628    96,628
346,628
 15       57    6,000    135,945   156,550    156,550   406,550         108,241   108,241
358,241
 16       58    6,000    149,042   177,312    177,312   427,312         120,551   120,551
370,551
 17       58    6,000    162,794   200,065    200,065   450,065         133,590   133,590
383,590
 18       59    6,000    177,234   224,993    224,993   474,993         147,387   147,387
397,387
 19       59    6,000    192,396   252,303    252,303   502,303         161,978   161,978
411,978
 20       60    6,000    208,316   282,220    282,220   532,220         177,384   177,384
427,384
 21       60    6,000    225,031   315,278    315,278   565,278         193,776   193,776
443,776
 22       61    6,000    242,583   351,529    351,529   601,529         210,826   210,826
460,826
 23       61    6,000    261,012   391,292    391,292   641,292         228,772   228,772
478,772
 24       62    6,000    280,363   434,910    434,910   684,910         247,389   247,389
497,389
 25       62    6,000    300,681   482,756    482,756   732,756         266,594   266,594
516,594
 26       63    6,000    322,015   535,239    535,239   785,239         286,345   286,345
536,345
 27       63    6,000    344,415   592,806    592,806   842,806         306,603   306,603
556,603
 28       64    6,000    367,936   655,940    655,940   905,940         327,340   327,340
577,340
 29       64    6,000    392,633   725,180    725,180   975,180         348,544   348,544
598,544
 30       65    6,000    418,565   801,120    801,120 1,051,120         370,157   370,157
620,157



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                        MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION C)                                              ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF
-1.33%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,185      3,906   250,000           1,296     3,017
250,000
 2        51    6,000     12,915     6,532      8,254   250,000           4,787     6,508
250,000
 3        51    6,000     19,861    10,739     12,460   250,000           8,130     9,851
250,000
 4        52    6,000     27,154    14,817     16,538   250,000          11,315    13,036
250,000
 5        52    6,000     34,811    18,772     20,494   250,000          14,325    16,046
250,000
 6        53    6,000     42,852    22,815     24,345   250.000          17,340    18,870
250,000
 7        53    6,000     51,295    26,945     28,093   250,000          20,349    21,497
250,000
 8        54    6,000     60,159    30,981     31,746   250,000          23,154    23,919
250,000
 9        54    6,000     69,467    34,912     35,295   250,000          25,744    26,127
250,000
 10       55    6,000     79,241    38,736     38,736   250,000          28,098    28,098
250,000
 11       55    6,000     89,503    42,777     42,777   250,000          30,564    30,564
250,000
 12       56    6,000    100,278    46,685     46,685   250,000          32,752    32,752
250,000
 13       56    6,000    111,592    50,480     50,480   250,000          34,629    34,629
250,000
 14       57    6,000    123,471    54,180     54,180   250,000          36,155    36,155
250,000
 15       57    6,000    135,945    57,797     57,797   250,000          37,288    37,288
250,000
 16       58    6,000    149,042    60,991     60,991   250,000          37,988    37,988
250,000
 17       58    6,000    162,794    64,001     64,001   250,000          38,220    38,220
250,000
 18       59    6,000    177,234    66,814     66,814   250,000          37,941    37,941
250,000
 19       59    6,000    192,396    69,417     69,417   250,000          37,105    37,105
250,000
 20       60    6,000    208,316    71,794     71,794   250,000          35,647    35,647
250,000
 21       60    6,000    225,031    74,006     74,006   250,000          33,507    33,507
250,000
 22       61    6,000    242,583    75,964     75,964   250,000          30,392    30,392
250,000
 23       61    6,000    261,012    77,652     77,652   250,000          26,387    26,387
250,000
 24       62    6,000    280,363    79,051     79,051   250,000          21,157    21,157
250,000
 25       62    6,000    300,681    80,131     80,131   250,000          14,467    14,467
250,000
 26       63    6,000    322,015    80,862     80,862   250,000           6,084     6,084
250,000
 27       63    6,000    344,415    81,206     81,206   250,000           <F*>      <F*>
<F*>
 28       64    6,000    367,936    81,113     81,113   250,000           <F*>      <F*>
<F*>
 29       64    6,000    392,633    80,532     80,532   250,000           <F*>      <F*>
<F*>
 30       65    6,000    418,565    79,404     79,404   250,000           <F*>      <F*>
<F*>





CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

[FN]
<F*> UNLESS ADDITIONAL PREMIUM IS PAID, POLICY WILL LAPSE WITHOUT VALUE

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                       MALE PREFERRED NONSMOKER AGE
50
DEATH BENEFIT LEVEL (OPTION C)                                             ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF
4.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,455      4,176   250,000           1,537     3,258
250,000
 2        51    6,000     12,915     7,346      9,068   250,000           5,492     7,213
250,000
 3        51    6,000     19,861    12,383     14,104   250,000           9,529    11,250
250,000
 4        52    6,000     27,154    17,582     19,303   250,000          13,643    15,364
250,000
 5        52    6,000     34,811    22,958     24,679   250,000          17,822    19,543
250,000
 6        53    6,000     42,852    28,729     30,259   250.000          22,249    23,779
250,000
 7        53    6,000     51,295    34,906     36,053   250,000          26,917    28,064
250,000
 8        54    6,000     60,159    41,317     42,082   250,000          31,632    32,397
250,000
 9        54    6,000     69,467    47,966     48,348   250,000          36,390    36,772
250,000
 10       55    6,000     79,241    54,861     54,861   250,000          41,175    41,175
250,000
 11       55    6,000     89,503    62,391     62,391   250,000          46,387    46,387
250,000
 12       56    6,000    100,278    70,225     70,225   250,000          51,651    51,651
250,000
 13       56    6,000    111,592    78,400     78,400   250,000          56,951    56,951
250,000
 14       57    6,000    123,471    86,953     86,953   250,000          62,263    62,263
250,000
 15       57    6,000    135,945    95,922     95,922   250,000          67,567    67,567
250,000
 16       58    6,000    149,042   105,054    105,054   250,000          72,846    72,846
250,000
 17       58    6,000    162,794   114,575    114,575   250,000          78,093    78,093
250,000
 18       59    6,000    177,234   124,510    124,510   250,000          83,298    83,298
250,000
 19       59    6,000    192,396   134,892    134,892   250,000          88,454    88,454
250,000
 20       60    6,000    208,316   145,760    145,760   250,000          93,547    93,547
250,000
 21       60    6,000    225,031   157,311    157,311   250,000          98,643    98,643
250,000
 22       61    6,000    242,583   169,455    169,455   254,013         103,527   103,527
250,000
 23       61    6,000    261,012   182,062    182,062   267,359         108,316   108,316
250,000
 24       62    6,000    280,363   195,121    195,121   280,858         112,863   112,863
250,000
 25       62    6,000    300,681   208,640    208,640   294,621         117,108   117,108
250,000
 26       63    6,000    322,015   222,629    222,629   308,697         121,015   121,015
250,000
 27       63    6,000    344,415   237,093    237,093   323,086         124,545   124,545
250,000
 28       64    6,000    367,936   252,037    252,037   337,806         127,659   127,659
250,000
 29       64    6,000    392,633   267,469    267,469   352,871         130,317   130,317
250,000
 30       65    6,000    418,565   283,396    283,396   368,245         132,447   132,447
250,000



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                             GENERAL AMERICAN LIFE INSURANCE COMPANY
                            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER
AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                               ANNUAL PREMIUM =
$6,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF
10.67%)

                                     ASSUMING CURRENT CHARGES           ASSUMING GUARANTEED
CHARGES
                                     ------------------------
---------------------------

 END                     PREMIUM    CASH                                 CASH
 OF             ANNUAL    ACCUM   SURRENDER    CASH      DEATH         SURRENDER   CASH
DEATH
YEAR     AGE   PAYMENT     @ 5%     VALUE      VALUE    BENEFIT          VALUE     VALUE
BENEFIT
------------------------------------------------------------------------------------------------
---
 1        50    6,000      6,300     2,725      4,447   250,000           1,779     3,501
250,000
 2        51    6,000     12,915     8,194      9,916   250,000           6,228     7,949
250,000
 3        51    6,000     19,861    14,162     15,884   250,000          11,049    12,770
250,000
 4        52    6,000     27,154    20,696     22,417   250,000          16,277    17,998
250,000
 5        52    6,000     34,811    27,864     29,586   250,000          21,942    23,663
250,000
 6        53    6,000     42,852    35,948     37,478   250.000          28,277    29,807
250,000
 7        53    6,000     51,295    45,028     46,176   250,000          35,329    36,476
250,000
 8        54    6,000     60,159    55,014     55,779   250,000          42,968    43,733
250,000
 9        54    6,000     69,467    66,000     66,382   250,000          51,261    51,644
250,000
 10       55    6,000     79,241    78,097     78,097   250,000          60,278    60,278
250,000
 11       55    6,000     89,503    91,867     91,867   250,000          70,559    70,559
250,000
 12       56    6,000    100,278   107,115    107,115   250,000          81,856    81,856
250,000
 13       56    6,000    111,592   124,038    124,038   250,000          94,296    94,296
250,000
 14       57    6,000    123,471   142,841    142,841   258,628         108,027   108,027
250,000
 15       57    6,000    135,945   163,606    163,606   288,683         123,232   123,232
250,000
 16       58    6,000    149,042   186,254    186,254   320,469         140,138   140,138
250,000
 17       58    6,000    162,794   211,126    211,126   354,480         158,878   158,878
266,757
 18       59    6,000    177,234   238,427    238,427   390,877         179,210   179,210
293,797
 19       59    6,000    192,396   268,383    268,383   429,869         201,238   201,238
322,323
 20       60    6,000    208,316   301,239    301,239   471,679         225,087   225,087
352,441
 21       60    6,000    225,031   337,568    337,568   516,985         251,102   251,102
384,562
 22       61    6,000    242,583   377,425    377,425   565,760         279,136   279,136
418,424
 23       61    6,000    261,012   421,143    421,143   618,448         309,456   309,456
454,436
 24       62    6,000    280,363   469,085    469,085   675,200         342,098   342,098
492,416
 25       62    6,000    300,681   521,637    521,637   736,603         377,177   377,177
532,611
 26       63    6,000    322,015   579,219    579,219   803,145         414,844   414,844
575,223
 27       63    6,000    344,415   642,285    642,285   875,242         455,272   455,272
620,399
 28       64    6,000    367,936   711,318    711,318   953,380         498,657   498,657
668,350
 29       64    6,000    392,633   786,850    786,850 1,038,091         545,229   545,229
719,321
 30       65    6,000    418,565   869,465    869,465 1,129,783         595,221   595,221
773,430



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

PART II
UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

        "BE IT RESOLVED THAT

        1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

        2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the Policies described in the Prospectuses.

        Registrant makes the following representations:

        (1)  Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

        (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance policies, and is reasonable in relation to the risks assumed by the Company under the Policies.

        (3) Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Separate Account will benefit the Separate Account and Owners and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

        (4) The Separate Account will invest only in management investment companies which have undertaken to have a board of directors or trustees, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

The methodology used to support the representation made in paragraph (2) above is based on an analysis of the mortality and expense risk charges contained in other flexible premium variable life insurance policies. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph
(2) above.

CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and
Documents:

        The facing sheet
        Variable Universal Life 98 Prospectus, consisting of 64 pages

        The undertaking to file reports required by Section 15 (d), 1934 Act
        The undertaking pursuant to Rule 484, 1933 Act
        Representations pursuant to Rule 6e-3(T), 1940 Act

        The signatures


1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-
        2):


        (1)  Resolution of the Board of Directors of General
             American authorizing establishment of the
             Separate Account <F1>


        (2)  Not applicable


        (3)  (a)  Principal Underwriting Agreement <F1>

             (b)  Proposed form of Selling Agreement <F1>

             (c)  Commission Schedule <F1>


        (4)  Not applicable


        (5)  Form of Variable Universal Life 98 Policy <F2>

        (6) (a) Amended Charter and Articles of Incorporation of General American <F1>

             (b)  Amended and Restated By-Laws of General American <F1>


        (7)  Not applicable


        (8)  (a)  Form of Agreement to Purchase Shares of
                  General American Capital Company <F2>

             (b)  Form of Participation Agreement with Variable
                  Insurance Products Fund <F2>

             (c)  Form of Participation Agreement with Variable
                  Insurance Products II <F2>

             (d) Form of Participation Agreement with J.P. Morgan Series Trust II <F2>

             (e) Form of Participation Agreement with VanEck Worldwide Insurance Trust <F2>

             (f) Form of Participation Agreement with American Century Variable Portfolios <F2>


         (9) Not applicable


        (10) (a)  Form of Application <F2>


2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy.

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

             (1)  See above

             (2)  See Exhibit 1(5)

             (3) Opinion of Matthew P. McCauley, Associate General Counsel of General American <F2>


             (4) Financial statements will be supplied in a later post-effective amendment


             (5)  Not applicable


4.      (a)  Opinion and Consent of Susan M. Benjamin, FSA,
             MAAA <F2>


[FN]
_____________________

        <F1> Incorporated by reference to the initial Registration
Statement and File No. 33-48550.


        <F2> Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 33-48550.

                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 25th day of February 1999.


                                      GENERAL AMERICAN SEPARATE ACCOUNT
                                      ELEVEN (Registrant)

(Seal)                                BY: GENERAL AMERICAN LIFE
                                      INSURANCE COMPANY (for Registrant
                                      and as Depositor)


Attest:/s/ Robert J. Banstetter, Sr.  By: /s/ Richard A. Liddy
       -----------------------------     ----------------------------------
       Robert J. Banstetter, Sr.          Richard A. Liddy
       Secretary                          President
                                          General American Life
                                          Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                  Title                   Date
---------                                  -----                   ----
/s/ Richard A. Liddy
--------------------------------         Chairman, President      2/25/99
Richard A. Liddy                         (Principal Executive
                                         Officer)

/s/ David L. Herzog
--------------------------------         Vice President           2/25/99
David L. Herzog                          Principal Financial
                                         Officer


--------------------------------         Director
August A. Busch, III<F*>


--------------------------------         Director
William E. Cornelius<F*>


--------------------------------         Director
John C. Danforth<F*>


--------------------------------         Director
Bernard A. Edison<F*>

/s/ Richard A. Liddy
--------------------------------         Director                 2/25/99
Richard A. Liddy


--------------------------------         Director
William E. Maritz<F*>


--------------------------------         Director
Craig D. Schnuck<F*>




                                      II-7


CAPTION>
Signature                                  Title                   Date
---------                                  -----                   ----

--------------------------------         Director
William P. Stiritz<F*>


--------------------------------         Director
Andrew C. Taylor<F*>


--------------------------------         Director
H. Edwin Trusheim<F*>


--------------------------------         Director
Robert L. Virgil, Jr.<F*>


--------------------------------         Director
Virginia V. Weldon<F*>


--------------------------------         Director
Ted C. Wetterau<F*>


By  /s/ Matthew P. McCauley
    ----------------------------                                  2/25/99
    Matthew P. McCauley

<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.





                               II-8